UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

The Hartford Financial Services Group, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut	06155
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 860-547-5000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 18, 2011. Represented at the meeting, in person or by proxy, were shares representing 385,652,384 votes, approximately 86.64% of the votes represented by issued and outstanding shares entitled to vote. Shareholders voted as follows on matters presented for a vote.

1. The nominees for election to the Company’s Board of Directors were elected to hold office until the 2012 annual meeting of shareholders and until their successors are duly elected and qualified, based upon the following votes:

				Broker
Nominee	Votes For	Votes Against	Votes Abstained	Non-Votes
ROBERT B. ALLARDICE, III	336,714,525	1,454,834	4,444,127	43,038,898
TREVOR FETTER	336,553,019	1,596,087	4,464,380	43,038,898
PAUL G. KIRK, JR.	308,190,482	30,034,937	4,388,067	43,038,898
LIAM E. MCGEE	319,114,939	19,184,963	4,313,584	43,038,898
KATHRYN A. MIKELLS	332,554,552	5,692,086	4,366,848	43,038,898
MICHAEL G. MORRIS	331,151,509	7,024,397	4,437,580	43,038,898
THOMAS A. RENYI	330,920,960	7,258,417	4,434,109	43,038,898
CHARLES B. STRAUSS	335,462,228	2,732,999	4,418,259	43,038,898
H. PATRICK SWYGERT	324,098,580	14,085,728	4,429,178	43,038,898
2. The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011 was approved based on the following votes:

			Broker
Votes For	Votes Against	Votes Abstained	Non-Votes
373,455,446	7,602,903	4,594,035	0
3. The proposal to consider and approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement was approved based on the following votes:

			Broker
Votes For	Votes Against	Votes Abstained	Non-Votes
284,607,541	52,946,198	5,059,747	43,038,898
4. The shareholders selected, on a non-binding, advisory basis, every one year as the preferred frequency for the advisory vote on named executive officer compensation based on the following votes:

				Broker
Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstained	Non-Votes
302,820,148	1,108,312	33,913,300	4,771,726	43,038,898

In connection with the Annual Meeting, the Board of Directors of the Company recommended that shareholders select every one year as the preferred frequency for the advisory vote on named executive officer compensation. On May 19, 2011, following the Company’s Annual Meeting, in light of the outcome of the shareholder vote and other relevant factors, the Company’s Board of Directors adopted a resolution providing that a non-binding, advisory vote on named executive officer compensation would be held every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

May 20, 2011	By:	/s/ David C. Robinson
Name: David C. Robinson
Title: Senior Vice President and Corporate Secretary